SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 24, 2001


                            SILVERSTAR HOLDINGS, LTD.
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               (Exact Name of Registrant as Specified in Charter)


           Bermuda                    0-27494                       N/A
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(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)              File No.)             Identification No.)


Clarendon House, Church Street, Hamilton HM CX, Bermuda
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(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code (809) 295-1422

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events.
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                  On September 24, 2001, Silverstar Holdings, Ltd. (the
"Company") acquired, through a wholly-owned subsidiary, substantially all of the assets of Student Sports, Inc. The acquisition was effected pursuant to an Asset Purchase Agreement, dated September 24, 2001 (the "Purchase Agreement") by and among the Company, Student Sports, Inc., a California corporation ("Seller"), the Shareholders (as defined in the Purchase Agreement) and Student Sports Inc., a Delaware corporation and a wholly-owned subsidiary of the Company. The aggregate purchase price of the acquisition consisted of (a) 900,000 shares of common stock of the Company ("Common Stock"); (b) an additional number of shares of Common Stock representing, in the aggregate, a total market value of $1,500,000, but in any event, no more than 1,500,000 shares of Common Stock, based on the lower of (i) $3.00 per share of Common Stock and (ii) the Common Stock Market Price (as that term is defined in the Purchase Agreement); (c) the Assumed Obligations (as that term is defined in the Purchase Agreement); and (d) up to an aggregate of $500,000 in cash, payable in accordance with the terms of the Purchase Agreement. The purchase price was or will be, as the case may be, generated from the Company's internal funds and its Common Stock and was determined through arms length negotiations with the Seller.

                  Seller is one of America's leading high school sports media and marketing companies and is a leading provider of news, video and statistical data on high school sports. It is also the gateway to the teen market for top tier advertisers such as Nike, Procter & Gamble, ARCO, am/pm, Fox Sports Net, 24 Hour Fitness and the US Army.

                  The description of the Purchase Agreement discussed above is qualified in its entirety by reference to such agreement, which is attached as an exhibit and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)      Financial statements of business acquired: Not applicable.

         (b)      Pro forma financial statements: Not applicable.

         (c)      Exhibits:

                  2.1 Asset Purchase Agreement, dated as of September 24, 2001, by and among the Company, Student Sports, Inc., a California corporation, the Shareholders, and Student Sports Inc., a Delaware corporation.

                  4.1 Registration Rights Agreement, dated as of September 24, 2001, by and among the Company and Student Sports, Inc., a California corporation.

                                    SIGNATURE
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     SILVERSTAR HOLDINGS, LTD.


Date:    October  8, 2001                            By:/s/ Clive Kabatznik
                                                        ------------------------
                                                        Clive Kabatznik
                                                        President



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                                  EXHIBIT INDEX

Exhibit
Number            Description
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2.1               Asset Purchase Agreement, dated as of September 24, 2001, by and among the Company, Student Sports, Inc., a California corporation, the Shareholders, and Student Sports Inc., a Delaware corporation.

4.1 Registration Rights Agreement, dated as of September 24, 2001, by and among the Company and Student Sports, Inc., a California corporation.